Exhibit 99.1

                              EMPLOYMENT AGREEMENT

         This EMPLOYMENT AGREEMENT is entered into as of April 16, 2007, by and between Bluefly, Inc., a Delaware corporation (the "Company"), and Deborah Arpert Clay ("Clay").

                                    RECITALS

         1. The Company desires to retain the services of Clay as Senior Vice President of Operations and Technology of the Company in accordance with the terms and conditions of this Agreement.

         2. Clay will serve the Company as Senior Vice President of Operations and Technology in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Clay agree as follows:

         1.       TERM

         The Company hereby agrees to employ Clay as Senior Vice President of Operations and Technology of the Company, and Clay hereby agrees to serve in such capacity, for a term commencing on April 16, 2007or such other date as the parties may mutually agree (the "Starting Date") and ending on April 15, 2010 (as the same may be earlier terminated pursuant to the terms of this Agreement, the "Employment Term"), upon the terms and subject to the conditions contained in this Agreement.

         2.       DUTIES

         During the Employment Term, Clay shall serve as Senior Vice President of Operations and Technology of the Company, and shall be responsible for the duties attendant to such office and such other managerial duties and responsibilities with the Company consistent with such office as may be reasonably assigned to her from time to time.

         The principal location of Clay's employment shall be in the New York City vicinity (i.e., within a 50 mile radius), although Clay understands and agrees that she will be required to travel from time to time for business reasons. Clay shall diligently and faithfully perform her obligations under the Agreement and shall devote her full professional and business time to the performance of her duties as Senior Vice President of Operations and Technology of the Company during the Employment Term. During the Employment Term, Clay shall not, directly or indirectly, render business services to any other person or entity, without the consent of the Company's Chief Executive Officer.

         3.       BASE SALARY

                  For services rendered by Clay to the Company during the Employment Term, the Company shall pay her a base salary of $225,000 per year, payable in accordance with the standard payroll practices of the Company, subject to annual increases in the sole discretion of the Chief Executive Officer and the Company's Board of Directors, taking into account the financial and operating performance of the Company's business and divisions and a qualitative assessment of Clay's performance during such year.

         4.       BONUS/EQUITY GRANT

                  a. During the Employment Term, Clay shall be eligible to receive a bonus of up to 35% of her base salary, as determined by the Company's Board of Directors in its sole discretion and based on such factors as the Board of Directors deems appropriate.

                  b. The Company hereby agrees to cause the issuance to Clay on the Starting Date of Deferred Stock Units ("DSUs") with respect to 150,000 shares of the Company's common stock, $.01 par value ("Common Stock"). The DSUs shall be issued pursuant to, and in accordance with, the Company's 2005 Stock Incentive Plan (the "Plan"). The DSUs shall vest in twelve equal quarterly installments, with the first quarter beginning on the Starting Date. The shares of Common Stock issuable pursuant to any vested DSUs will be delivered to Clay on the earliest of (a) the three-year anniversary of the Starting Date; (b) the date of her death; or (c) the date on which she is disabled (as such term is defined in Section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended.

         5.       EXPENSE REIMBURSEMENT AND PERQUISITES

                  a. During the Term of this Agreement, Clay shall be entitled to reimbursement of all reasonable and actual out-of-pocket expenses incurred by her in the performance of her services to the Company consistent with corporate policies, if any, provided that the expenses are properly accounted for.

                  b. During each calendar year of the Employment Term, Clay shall be entitled to reasonable vacation with full pay in accordance with the Company's then-current vacation policies and shall be no less than four weeks; provided, however, that Clay shall schedule such vacations at times convenient to the Company.

                  c. Clay shall be entitled to participate in all health insurance, dental insurance, long-term disability insurance and other employee benefit plans instituted by the

Company from time to time on the same terms and conditions as other similarly situated employees of the Company, to the extent permitted by law.

         6.       NON-COMPETITION; NON-SOLICITATION

                  a. In consideration of the offer of employment, severance benefits and DSUs to be issued hereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, during the term of this Agreement and during the "Non-Competition Period" (as defined in paragraph 6(c) below) Clay shall not, without the prior written consent of the Company, anywhere in the world, directly or indirectly,
(i) enter into the employ of or render any services to any Competitive Business (as defined below); (ii) engage in any Competitive Business for her own account;
(iii) become associated with or interested in any Competitive Business as an individual, partner, shareholder, creditor, director, officer, principal, agent, employee, trustee, consultant, advisor or in any other relationship or capacity;
(iv) employ or retain, or have or cause any other person or entity to employ or retain, any person who was employed or retained by the Company on the date of termination of this Agreement or who had been employed by the Company within the nine month period prior to the date of termination of this Agreement, except if, at the time of such employment or retention, such person had not been employed by the Company during the nine month period immediately preceding such employment or retention; or (v) solicit, interfere with, or endeavor to entice away from the Company, for the benefit of a Competitive Business, any of its customers or other persons with whom the Company has a contractual relationship. For purposes of this Agreement, a "Competitive Business" shall mean: (a) any person, corporation, partnership, firm or other entity whose primary business is the sale or consignment of off-price apparel and/or off-price fashion accessories; (b) any division of a person, corporation, partnership, firm or other entity (but not the person, corporation, partnership, firm or other entity itself) whose primary business is internet based selling or consignment, and, in either such case, consists of ten (10) or more brands of off-price apparel and/or off-price fashion accessories; or (c) the off-price divisions of Nordstrom, Saks Fifth Avenue, Neiman Marcus or the off-price division of another retailer of ten (10) or more brands of apparel and/or fashion accessories. However, nothing in this Agreement shall preclude Clay from investing her personal assets in the securities of any corporation or other business entity which is engaged in a Competitive Business if such securities are traded on a national stock exchange or in the over-the-counter market and if such investment does not result in him beneficially owning, at any time, more than 3% of the publicly-traded equity securities of such Competitive Business.

                  b. Clay and the Company agree that the covenants of non-competition and non-solicitation contained in this paragraph 6 are reasonable covenants under the circumstances, and further agree that if, in the opinion of any court of competent jurisdiction, such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended. Clay agrees that any breach of the covenants contained in this paragraph 6 would irreparably injure the Company. Accordingly, Clay agrees that the Company, in addition to pursuing any other remedies it may have in law or in equity, may obtain an injunction against Clay from any court having jurisdiction over the matter, restraining any further violation of this paragraph 6.

                  c. For purposes of this agreement, the "Non-Competition Term" shall mean a period beginning upon the commencement of the Employment Term and ending on the one (1) year anniversary of the end of the Employment Term.

         7.       TERMINATION

                  a. This Agreement, the employment of Clay, and Clay's position as Senior Vice President of Operations and Technology of the Company shall terminate upon the first to occur of:

                  (i)      her death;

                  (ii) her "permanent disability," due to injury or sickness for a continuous period of four (4) months, or a total of eight months in a twenty-four month period (vacation time excluded), during which time Clay is unable perform her ordinary and regular duties, provided that the Company shall give Clay thirty (30) days' written notice prior to any such termination;

                  (iii) a "Constructive Termination" by the Company during the Employment Term, which, for purposes of this Agreement, shall be deemed to have occurred upon (A) the removal of Clay without her consent from her position as Senior Vice President of Operations and Technology of the Company, or (B) the material breach by the Company of this Agreement; provided that no such breach shall be considered a Constructive Termination unless Clay has provided the Company with at least thirty (30) days' prior written notice of such breach and the Company has failed to cure such breach within such thirty (30) day period;

                  (iv) the termination of this Agreement at any time without cause by the Company;

                  (v) the termination of this Agreement for cause, which, for purposes of this Agreement, shall mean that (1) Clay has been convicted of a felony or any serious crime involving moral turpitude, or engaged in materially fraudulent or materially dishonest actions in connection with the performance of her duties hereunder, or (2) Clay has willfully and materially failed to perform her duties hereunder, provided that the Company shall provide Clay with at least thirty
                           (30) business days' prior written notice of any such failure to perform and an opportunity to cure such failure, to the extent curable or (3) Clay has willfully or negligently breached the terms and provisions of this Agreement in any material respect, provided that the

                           Company shall provide Clay with at least ten (10) business days' prior written notice of any such breach and an opportunity to cure such breach, to the extent curable or (4) Clay has failed to comply in any material respect with the Company's policies of conduct that have been communicated to her, including with respect to trading in securities, provided that the Company shall provide Clay with at least ten (10) business days' prior written notice of any such failure to comply and an opportunity to cure such failure, to the extent curable; or

                  (vi) the termination of this Agreement by Clay, which shall occur on not less than thirty (30) days prior written notice from Clay.

                  b. In the event that this Agreement is terminated during the Employment Term pursuant to paragraphs 7(a)(i), 7(a)(ii), 7(a)(v) or 7(a)(vi), the Company shall pay Clay her base salary, earned bonus not yet paid, and vested equity grants only through the date of termination. In the event that this Agreement is terminated during the Employment Term pursuant to paragraphs 7(a)(iii) or 7(a)(iv), the Company shall pay Clay, in lieu of all salary, compensation payments and perquisites set forth in paragraphs 3, 4 and 5 (including bonus payments and unvested equity grants, but excluding vested equity grants) and contingent upon her continued performance of her obligations under Section 6, severance payments (the "Severance Payments") as follows:

                  (a)      the then-current base salary for a period of ninety
(90) days, if Clay is terminated prior to the end of the first year of the Employment Term; or

                  (b) the then-current base salary for a period of hundred and twenty (120) days, if Clay is terminated after the end of the first year of the Employment Term

The Severance Payments shall be payable in periodic installments in accordance with the Company's standard payroll practices and will be subject to any applicable withholding, and shall be conditioned upon Clay executing a full release of any claims against the Company, in a form reasonably satisfactory to the Company.

         8.       CONFIDENTIALITY

                  a. Clay recognizes that the services to be performed by her are special, unique and extraordinary in that, by reason of her employment under this Agreement, she may acquire or has acquired confidential information and trade secrets concerning the operation of the

Company, its predecessors, and/or its affiliates, the use or disclosure of which could cause the Company, or its affiliates substantial loss and damages which could not be readily calculated and for which no remedy at law would be adequate. Accordingly, Clay covenants and agrees with the Company that she will not at any time during the Term of this Agreement or thereafter, except in the performance of her obligations to the Company or with the prior written consent of the Board of Directors or as otherwise required by court order, subpoena or other government process, directly or indirectly, disclose any secret or confidential information that she may learn or has learned by reason of his association with the Company. If Clay shall be required to make such disclosure pursuant to court order, subpoena or other government process, she shall notify the Company of the same, by personal delivery or electronic means, confirmed by mail, within twenty-four (24) hours of learning of such court order, subpoena or other government process and, at the Company's expense (such expenses to be advanced by the Company as reasonably required by Clay), shall (i) take all necessary and lawful steps reasonably required by the Company to defend against the enforcement of such subpoena, court order or government process, and (ii) permit the Company to intervene and participate with counsel of its choice in any proceeding relating to the enforcement thereof. The term "confidential information" includes, without limitation, information not in the public domain and not previously disclosed to the public or to the trade by the Company's management with respect to the Company's or its affiliates' facilities and methods, trade secrets and other intellectual property, designs, manuals, confidential reports, supplier names and pricing, customer names and prices paid, financial information or business plans.

               Notwithstanding the preceding paragraph, "confidential information" shall not include any information which

                  (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the Company to Clay;

                  (ii) becomes publicly known and made generally available after disclosure by the Company to Clay through no action of Clay; or

                  (iii) was known to Clay prior to its disclosure by the Company or is obtained by Clay from a third party without a breach of such third party's obligations of confidentiality.

                  b. Clay confirms that all confidential information is and shall remain the exclusive property of the Company. All memoranda, notes, reports, software, sketches, photographs, drawings, plans, business records, papers or other documents or computer-stored or disk-stored information kept or made by Clay relating to the business of the Company shall be and will remain the sole and exclusive property of the Company and all such materials containing confidential information shall be promptly delivered and returned to the Company immediately upon the termination of his employment with the Company.

                  c. Clay shall make full and prompt disclosure to the Company of all inventions, improvements, ideas, concepts, discoveries, methods, developments, software and works of authorship, whether or not copyrightable, trademarkable or licensable, which are created, made, conceived or reduced to practice by Clay while performing her services hereunder to the Company, whether or not during normal working hours or on the premises of the Company and which relate in any manner to the business of the Company (all of which are collectively referred to in this Agreement as "Developments"). All Developments shall be the sole property of the Company, and Clay hereby assigns to the Company, without further compensation, all of her rights, title and interests in and to the Developments and any and all related patents, patent applications, copyrights, copyright applications, trademarks and trade names in the United States and elsewhere.

                  d. At the Company's expense, Clay shall assist the Company in obtaining, maintaining and enforcing patent, copyright and other forms of legal protection for intellectual property in any country. Upon the request of the Company and at its expense, Clay shall sign all applications, assignments, instruments and papers and perform all acts necessary or desired by the Company in order to protect its rights and interests in any Developments.

                  e. Clay agrees that any breach of this paragraph 8 will cause irreparable damage to the Company and that, in the event of such breach, the Company will have, in addition to any and all remedies of law, including rights which the Company may have to damages, the right to equitable relief including, as appropriate, all injunctive relief or specific performance or other equitable relief. Clay understands and agrees that the rights and obligations set forth in paragraph 8 shall survive the termination or expiration of this Agreement.

         9.       REPRESENTATIONS AND WARRANTIES

         Clay represents and warrants to the Company that she was advised to consult with an attorney of Clay's own choosing concerning this Agreement.

         10.      GOVERNING LAW

         This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the internal laws of the State of New York, without giving effect to its conflict of law provisions. Any dispute arising hereunder shall be subject to the exclusive jurisdiction of the federal and State courts located in New York, New York, and each of the parties hereto hereby irrevocably submits to such jurisdiction and waives any objection to such venue.

         11.      ENTIRE AGREEMENT

         This Agreement contains all of the understandings between Clay and the Company pertaining to Clay's employment with the Company, and it supersedes all undertakings and agreements, whether oral or in writing, previously entered into between them.

         11.      AMENDMENT OR MODIFICATION; WAIVER

         No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing, signed by Clay and by an officer of the Company duly authorized to do so. Except as otherwise specifically provided in this Agreement, no waiver by either party of any breach by the other party of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time.

         12.      NOTICES

         Any notice to be given hereunder shall be in writing and delivered personally or sent by overnight delivery or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently designate by like notice:

         If to the Company, to:

                  Bluefly, Inc.
                  42 West 39th Street
                  New York, NY 10018
                  Attn: Chief Executive Officer

         If to Clay, to:

                  at the address then on file in the Company's payroll system

Any such notice shall be deemed given upon receipt.

         13.      SEVERABILITY

                  In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions or portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

         14.      TITLES

                  Titles of the paragraphs of this Agreement are intended solely for convenience of reference and no provision of this Agreement is to be construed by reference to the title of any paragraphs.

         15.      COUNTERPARTS

                  This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                                BLUEFLY, INC.

                                                By:  /s/ Patrick C. Barry
                                                     ----------------------
                                                     Patrick C. Barry
                                                     Chief Operating Officer and
                                                     Chief Financial   Officer

                                                     EMPLOYEE

                                                     /s/ Deborah Arpert Clay
                                                     ---------------------------
                                                     Deborah Arpert Clay